UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 8, 2008

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 W. Washington Street

Indianapolis, IN  46204

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment and Restatement of Agreement of Limited Partnership

On May 8, 2008, Simon Property Group, Inc. (the “Company”), in its capacity as the sole general partner of Simon Property Group, L.P. (the “Operating Partnership”), after having received the required approval of the partners, executed the Eighth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Restated Partnership Agreement”).  The Restated Partnership Agreement reflects a number of structural changes, including acquisitions and internal reorganizations, that the Operating Partnership has experienced since 1999.  In addition, the Restated Partnership Agreement changes provisions relating to the allocation of profits to preferred units and adds new provisions authorizing the general partner to issue long-term incentive plan interests in the Operating Partnership (the “LTIP units”).  LTIP units represent “profits interest” in the Operating Partnership that are subject to forfeiture if specified performance measures are not achieved during the performance period expected to be longer than one year.  The holders of LTIP units will have no capital account at the time of issuance and, until the performance period expires, will be entitled to receive distributions equal to one-tenth the rate paid on the partnership units.  The number of LTIP units that the general partner can issue at any time cannot exceed the number of shares of the Company’s common stock that have been reserved and are available for issuance under stockholder approved equity-based incentive plans.

The foregoing summary of the Restated Partnership Agreement is qualified in its entirety by reference to the copy of the Restated Partnership Agreement which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment of 1998 Stock Incentive Plan

On May 8, 2008, the stockholders of the Company approved amendments to the Simon Property Group, L.P. 1998 Stock Incentive Plan (the “1998 Plan”).  The amendments extend the term of the 1998 Plan to December 31, 2013, change the definition of fair market value, delete provisions authorizing reload options, revise the definition of performance units to include awards of equity interests in the Operating Partnership that would be exchangeable for the Company’s common stock and extend the prohibition on repricing of stock options to stock appreciation rights.

The foregoing summary is qualified in its entirety by reference to the Simon Property Group, L.P. 1998 Stock Incentive Plan (as amended May 8, 2008) attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1	Eighth Amended and Restated Agreement of Limited Partnership of Simon Property Group, L.P. dated as of May 8, 2008.

10.2	Simon Property Group, L.P. 1998 Stock Incentive Plan (as amended May 8, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2008

SIMON PROPERTY GROUP, INC.

	By:	/s/ Stephen E. Sterrett
Stephen E. Sterrett
Executive Vice President and
Chief Financial Officer